U.S. SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): September 15, 2000


                   ECLIPSE ENTERTAINMENT GROUP, INC.
     (Exact name of registrant as specified in its charter)


                              Nevada
      (State or jurisdiction of  incorporationor organization)


                             000-28219
                      (Commission File Number)


                             91-1766849
             (I.R.S. Employer Identification Number)


       10520 Venice Boulevard, Culver City, California         90232
       (Address of principal executive offices)             (Zip Code)


           Registrant's telephone number:  (310) 836-6790


     10990 N.E. 8th Street, Suite 900, Bellevue, Washington 98004
    (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

Effective on September 15, 2000, the Registrant has moved its corporate offices to 10520 Venice Boulevard, Culver City,
California 90232.  The new telephone number for the Registrant is
(310) 836-6790.

                            SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Eclipse Entertainment Group, Inc.



Dated: September 27, 2000         By: /s/ Arthur Birzneck
                                  Arthur Birzneck, President